Rule 497(d)


                                     FT 460



               Supplement to the Prospectus dated August 31, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from Total Target Portfolio, September 2000 Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.



December 3, 2001